Customer accounts and amounts due to banks (Tables)	12 Months Ended
Dec. 31, 2019
Customer accounts and amounts due to banks
Summary of customer accounts and amounts due to banks

	As of	As of
	December 31,	December 31,
	2018	2019
Individuals’ current/demand accounts	10,844	11,553
Legal entities’ current/demand accounts	3,767	4,599
Term deposits	2,103	3,251
Due to banks	1,391	2,560
Total customer accounts and amounts due to banks	18,105	21,963
Including long-term deposits	237	444